                                                                    EXHIBIT 99.3


   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS



I, Edward W. Wilhelm, state and attest that:


     (1) To the best of my knowledge, based upon a review of the covered reports of Borders Group, Inc., and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


     (2) I have reviewed the contents of this statement with the Company's audit committee.


     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K for the year ended January 27, 2002 of Borders Group, Inc.;


         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Borders Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and


         -    any amendments to any of the foregoing.



                                       Subscribed and sworn to
                                       before me this 10th day of
/s/ Edward W. Wilhelm                  September 2002.
---------------------
Edward W. Wilhelm
September 10, 2002

                                       /s/ Kay Kohler
                                       --------------
                                       Notary Public


                                       My Commission Expires:  January 22, 2006
                                                               ----------------